UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2013

PLAYLOGIC ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
World Trade Centre, B Tower 5th Floor, Strawinskylaan 527, 1077 XX Amsterdam, The Netherlands
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (011-31-(0)20-6760304)
(Former Name or Former Address, if Changed since Last Report)
(7880 Third Avenue, New York, NY 10022 USA)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K filed on April 15, 2011 (the “Original 8-K”) is being filed to disclose that the actions required to change the name of Playlogic Entertainment, Inc. (the “Company”) referred to in the Original 8-K were never completed, so that the Company’s name was never legally changed.

Item 8.01  OTHER EVENTS

In Item 8.01 of the Original Form 8-K filed by the Company on April 15, 2011, which this filing is amending, it was reported that the Company’s Board of Directors had decided to change the Company’s name to Donar Ventures, Inc. and no longer use the name Playlogic Entertainment, Inc. and that the Company had started the process to change the name.  However, the actions required to legally change the Company’s name were never taken.  Consequently, the Company’s name was never legally changed from, and continues to be, Playlogic Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: July 10, 2013	By:	/s/ Erik Van Emden
Name: Erik Van Emden Title: Director